UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 22, 2009

Target Corporation

(Exact name of registrant as specified in its charter)

Minnesota	1-6049	41-0215170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Nicollet Mall, Minneapolis, Minnesota 55403

(Address of principal executive offices, including zip code)

(612) 304-6073

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01      Regulation FD Disclosure.

On April 22, 2009, Target Corporation, through its wholly-owned subsidiaries, Target Receivables Corporation and Target National Bank, delivered certain monthly reports relating to the Floating Rate Class A Asset Backed Notes, Series 2005-1, and the Subordinated Interests, Series 2005-1, issued by the Target Credit Card Owner Trust 2005-1 to the Trustee. These reports are being furnished as exhibits to this report.

Item 9.01:     Financial Statements and Exhibits

(d)       Exhibits

20.1	Series 2005-1 Monthly Servicer’s Certificate for the Monthly Period ended April 4, 2009.

20.2	Series 2005-1 Monthly Collateral Certificateholders’ Statement for the Monthly Period ended April 4, 2009.

20.3	Series 2005-1 Monthly Administrator’s Statement for the Monthly Period ended April 4, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGET CORPORATION

Date: April 22, 2009	/s/ Terrence J. Scully
Terrence J. Scully
President, Target Financial Services

EXHIBIT INDEX

Exhibit	Description	Method of Filing

20.1	Series 2005-1 Monthly Servicer’s Certificate for the Monthly Period ended April 4, 2009.	Furnished Electronically

20.2	Series 2005-1 Monthly Collateral Certificateholders’ Statement for the Monthly Period ended April 4, 2009.	Furnished Electronically

20.3	Series 2005-1 Monthly Administrator’s Statement for the Monthly Period ended April 4, 2009.	Furnished Electronically